UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

HOME BISTRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-170715	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4014 Chase Avenue, #212

Miami Beach, FL 33140

(Address of Principal Executive Offices, Zip Code)

(631) 964-1111

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 22, 2020, Home Bistro, Inc. (f/k/a Gratitude Health, Inc.), a Nevada corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”), to report, among other things, the acquisition (the “Acquisition”) of Home Bistro, Inc., a privately-held Delaware corporation engaged in the food preparation and home-delivery business (“Home Bistro”).

This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present certain financial statements of Home Bistro and to present certain unaudited pro forma financial statements of the Company in connection with the Acquisition.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Filed as Exhibit 99.1 to this Current Report on Form 8-K/A, and incorporated herein by reference, are audited historical financial statements of Home Bistro as of and for the years ended December 31, 2019 and 2018.

Filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and incorporated herein by reference, are unaudited condensed consolidated financial statements of the Company as of June 30, 2020 in reliance on General Instruction B.3 of Form 8-K and the guidance set forth in Section 2045.16 of the Securities and Exchange Commission Division of Corporation Finance’s Financial Reporting Manual. Home Bistro’s unaudited financial statements as of June 30, 2020 are reflected in the Company’s unaudited condensed consolidated financial statements as of June 30, 2020.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99.3 to this Current Report on Form 8-K/A, and incorporated herein by reference, are (i) the unaudited pro forma combined balance sheet of the Company as of December 31, 2019, and (ii) the unaudited pro forma combined statement of operations for the year ended December 31, 2019.

These unaudited pro forma combined financial statements are provided for illustrative purposes only and do not purport to represent what the Company’s actual results of operations or financial position would have been if the Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited Historical Consolidated Financial Statements of Home Bistro as of and for the years ended December 31, 2019 and 2018 and related notes.
99.2	Unaudited Condensed Consolidated Financial Statements of the Company as of June 30, 2020 and related notes (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 19, 2020).
99.3	Unaudited Pro Forma Combined Financial Statements of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BISTRO, INC.

	By:	/s/ Zalmi Duchman
Date: October 2, 2020	Name:	Zalmi Duchman
	Title:	Chief Executive Officer

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